SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 28, 2015

Date of report (Date of earliest event reported)

VRDT CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

000-52677	45-2405975
(Commission File Number)	(IRS EIN)

12223 Highland Avenue, Suite 106-542, Rancho Cucamonga, California 91739

(Address of principal executive offices)

(909) 786-1981

(Registrant’s telephone number)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

(1) Previous Independent Auditors:

Effective August 26, 2015, DKM Certified Public Accountants (DKM), resigned as the Company’s independent accountant. DKM is withdrawing from performing any SEC related work. The Company has authorized DKM to respond fully to the inquiries of the successor accountant

The reports of DKM on the Company’s financial statements as of and for the year ended March 31, 2012 and 2011, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except DKM did indicate that there was substantial doubt about our ability to continue as a going concern.

During the year ended March 31, 2012, and during any interim through the date of the change in auditors, there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in connection with their report on the financial statements for such years.

During the interim period through August 28, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to DKM prior to the date of the filing of this Current Report and requested that the Former Auditor furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Current Report. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(2) New Independent Accountants:

On August 26, 2015, the Company engaged Stevenson & Company CPAS, LLC, (“SCC”) Tampa, Florida, as the new registered independent public accountant.

During the year ended March 31, 2012, and prior to August 26, 2015 (the date of the new engagement), the Company did not consult with SCC regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on our financial statements by SCC, in either case where written or oral advice provided by SCC would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and SCC or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No. Description

16.1 Letter from DKM dated August 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2015	VRDT CORPORATION (Registrant)

	By:	/s/ John C. Crow
John C. Crow
General Counsel to VRDT Corporation